SECURITIES PURCHASE AGREEMENT

This Securities Purchase Agreement (this “Agreement”) is dated as of July 19, 2019, by and between Cardax, Inc., a Delaware corporation (the “Company”),                    (the “Purchaser”). Certain capitalized terms used in this Agreement are defined in Section 1.1.

WHEREAS, the Company is a public company with its shares of common stock, par value $0.001 per share (the “Common Stock”) traded on the OTCQB under the symbol “CDXI”;

WHEREAS, the Company and the Purchaser are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by the rules and regulations as promulgated by the United States Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “Securities Act”);

WHEREAS, subject to the terms and conditions set forth in this Agreement the Company desires to sell to the Purchaser and the Purchaser desires to purchase the “Securities” (as defined below) for aggregate consideration of $750,000.00:

(a) a senior convertible promissory note (the “Note”), in the form attached hereto as Exhibit I, with an aggregate principal amount of $815,217.39, convertible into shares of Common Stock at $0.12, subject to adjustment and upon the terms and conditions set forth in the Transaction Documents; and

(b) a warrant (the “Warrant”), in the form attached hereto as Exhibit II, exercisable for 5 years from issuance, to purchase 1,500,000 shares of Common Stock at a price per share of $0.12, subject to adjustment and upon the terms and conditions set forth in the Transaction Documents.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and the Purchaser, intending to be legally bound hereby, hereby agree as follows:

ARTICLE I

DEFINITIONS

1.1 Definitions. In addition to the terms defined elsewhere in this Agreement, for all purposes of this Agreement, the following terms have the meanings set forth in this Section 1.1:

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 405 under the Securities Act.

“Business Day” means any day except any Saturday, any Sunday, any day that is a federal legal holiday in the United States, or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

“Closing” means the closing of the purchase and sale of the Securities pursuant to Section 2.1.

“Closing Date” means the date of this Agreement.

“Company Sub” means Cardax Pharma, Inc., a Delaware corporation and a wholly owned subsidiary of the Company.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Securities” means the Note, the Warrant, and any shares of Common Stock issued or issuable to the Purchaser under the Note and the Warrant.

“Securities Purchase Amount” means the aggregate amount to be paid for the Securities, which amount shall be paid by the Purchaser making a payment to the Company as provided in this Agreement.

“Trading Market” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NYSE MKT, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, the New York Stock Exchange, OTCQB or the OTC Bulletin Board (or any successors to any of the foregoing).

“Transaction Documents” means this Agreement, the Note, the Warrant, and all exhibits and schedules thereto and hereto and any other documents or agreements executed in connection with the transaction contemplated hereunder.

ARTICLE II

PURCHASE AND SALE

2.1 Closing.

(a) On the Closing Date, the Purchaser shall purchase the Securities and the Company shall issue the Securities.

2.2 Deliveries.

(a) On the Closing Date, the Purchaser shall deliver or cause to be delivered to the Company a check or wire transfer of the Securities Purchase Amount of the Purchaser in accordance with the check or wire transfer instructions set forth on Schedule A to this Agreement.

(b) On the Closing Date, the Company and the Purchaser shall close the purchase and sale of the Securities and the Company shall promptly deliver or cause to be delivered to the Purchaser evidence of the issuance and delivery of the Securities by appropriate instructions to the stock transfer agent of the Company.

2

ARTICLE III

REPRESENTATIONS AND WARRANTIES

3.1 Representations and Warranties of the Company. The Company hereby makes the following representations and warranties to the Purchaser as of the date hereof and as of the Closing Date (unless such representation is made as of a specific date therein in which case such representation and warranty shall be accurate as of such date):

(a) Organization and Qualification. Each of the Company and the Company Sub is an entity duly incorporated, validly existing, and in good standing under the laws of the jurisdiction of its incorporation, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted.

(b) Capitalization. The capitalization of the Company is properly reflected in all material respects by the SEC Filings as of the date indicated in such filings.

(c) Private Placement. Assuming the accuracy of the Purchaser’s representations and warranties set forth in Section 3.2, no registration under the Securities Act is required for the offer and sale of the Securities to the Purchaser as contemplated hereby. The issuance and sale of the Securities hereunder does not contravene the rules and regulations of the Trading Market applicable to the Company.

(d) SEC Filings. The documents (the “SEC Filings”) that have been filed by the Company with the SEC do not (as amended and supplemented) contain a material misstatement of fact or does not omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading, as interpreted by the Exchange Act.

3.2 Representations and Warranties of the Purchaser. The Purchaser hereby represents and warrants as of the date hereof and as of the Closing Date to the Company as follows (unless as of a specific date therein):

(a) Organization; Authority.

(i) The Purchaser is either an individual or an entity that is duly incorporated or formed, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation with full right, corporate, partnership, limited liability company or similar power and authority to enter into and to consummate the transaction contemplated by the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder.

(ii) The execution and delivery of the Transaction Documents and performance by the Purchaser of the transaction contemplated by the Transaction Documents have been duly authorized by all necessary corporate, partnership, limited liability company or similar action, as applicable, on the part of the Purchaser.

(iii) Each Transaction Document to which it is a party has been duly executed by the Purchaser, and when delivered by the Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of the Purchaser, enforceable against it in accordance with its terms, except: (a) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally; (b) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies; and (c) insofar as indemnification and contribution provisions may be limited by applicable law.

(b) Own Account. The Purchaser understands that the Securities are “restricted securities” and have not been registered under the Securities Act or any applicable state securities law and is acquiring the Securities as principal for its own account and not with a view to or for distributing or reselling the Securities or any part thereof in violation of the Securities Act or any applicable state securities law, has no present intention of distributing any of such Securities in violation of the Securities Act or any applicable state securities law and has no direct or indirect arrangement or understandings with any other person to distribute or regarding the distribution of such Securities in violation of the Securities Act or any applicable state securities law (this representation and warranty not limiting the Purchaser’s right to sell the Securities in compliance with applicable federal and state securities laws). The Purchaser is acquiring the Securities hereunder in the ordinary course of its business or investment strategy.

3

(c) Purchaser Status. At the time the Purchaser was offered the Securities, it was, and as of the date hereof it is an “accredited investor” as defined in Rule 501 under the Securities Act; or (ii) a Non U.S. Person within the meaning of Regulation S under the Securities Act. The information provided by the Purchaser to the Company in the Certificate of Accredited Investor Status is true and correct.

(d) Experience of the Purchaser. The Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment. The Purchaser is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

(e) Disclosure.

(i) The Purchaser acknowledges and agrees that the information provided and available to the Purchaser at the time that this Agreement is executed and delivered (including, but not limited to the SEC Filings) (the “Execution Date Information”) may not include all of the material information that would be provided to a purchaser of securities in an offering of securities that is registered under the Securities Act and included in a prospectus that is required to be delivered in accordance with Section 5 of the Securities Act.

(ii) The Purchaser agrees that it has had an opportunity to conduct its due diligence on the investment and in connection therewith: (a) obtain additional information concerning investment in the Securities, including without limitation, information concerning the Company and any other matters relating directly or indirectly to the purchase of the Securities by the Purchaser; (b) ask questions of, and receive answers from, the executives of the Company concerning the terms and conditions of investment in the Securities and to obtain such additional information as may have been necessary to verify the accuracy of any information that may have been provided to the Purchaser; and (c) acknowledges that the only information the Purchaser relied upon is information or documentation that was provided expressly by the Company to the Purchaser for such purposes.

(iii) The Purchaser and/or Purchaser’s advisor acknowledges that it has received and reviewed the SEC Filings, including the summary of risks contained in the “Risk Factors” sections in such documents and Schedule B and certain matters regarding the use of proceeds set forth in Section 4.3 and had access to or been furnished with sufficient facts and information to evaluate an investment in the Company and a reasonable opportunity to ask questions of and receive answers from a person or persons acting on behalf of the Company concerning the Company and all such questions have been answered to the full satisfaction of the Purchaser.

(f) Solicitation. The Purchaser acknowledges that it did not become interested in the purchase of securities to be issued by the Company through any general solicitation or advertisement, including any registration statement that has been filed by the Company. The Purchaser acknowledges that it has a preexisting personal and investment relationship with the Company.

The Company acknowledges and agrees that the representations contained in Section 3.2 shall not modify, amend or affect the Purchaser’s right to rely on the Company’s representations and warranties contained in this Agreement or any representations and warranties contained in any other Transaction Document or any other document or instrument executed and/or delivered in connection with this Agreement or the consummation of the transaction contemplated hereby.

4

ARTICLE IV

OTHER AGREEMENTS OF THE PARTIES

4.1 Transfer Restrictions.

(a) The Securities may only be disposed of in compliance with state and federal securities laws. In connection with any transfer of any of the Securities other than pursuant to an effective registration statement or Rule 144, to the Company or to an Affiliate of the Purchaser, the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act.

(b) Legend on Share Certificates. The Purchaser agrees to the imprinting, so long as is required by this Section 4.1, of a legend on any of the certificates representing the Securities in the following form:

THIS SECURITY HAS NOT BEEN REGISTERED UNDER EITHER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD, OFFERED FOR SALE, TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT WITH RESPECT TO SUCH SECURITIES UNDER THE SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

(c) The legends set forth in Section 4.1(b) shall, to the fullest extent permitted, be removed (i) while a registration statement covering the resale of such security is effective under the Securities Act, (ii) following any sale of the Securities pursuant to Rule 144, (iii) if the Securities are eligible for sale under Rule 144, without the requirement for the Company to be in compliance with the current public information required under Rule 144 as to the Securities and without volume or manner-of-sale restrictions, or (iv) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the SEC).

(d) The Purchaser agrees that it will sell any Securities only pursuant to either: (i) the registration requirements of the Securities Act, including any applicable prospectus delivery requirements; or (ii) an exemption therefrom, and that if the Securities are sold pursuant to any such effective registration statement, they will be sold in compliance with the plan of distribution set forth therein, and acknowledges that the removal of the restrictive legend from certificates representing the Securities set forth in this Section 4.1 is predicated upon the Company’s reliance upon this understanding.

4.2 Non-Public Information. Except with respect to the material terms and conditions of the transaction contemplated by the Transaction Documents, the Company covenants and agrees that neither it, nor any other Person acting on its behalf, will provide the Purchaser or its agents or counsel with any information that the Company believes constitutes material non-public information, unless prior thereto the Purchaser, agent, or counsel shall have entered into a written agreement with the Company regarding the confidentiality and use of such information or such Person is otherwise obligated to maintain the confidentiality of such information and not use such information in violation of applicable law. The Company understands and confirms that the Purchaser shall be relying on the foregoing covenant in evaluating and providing any information it receives in connection with its consideration of purchasing the Securities.

5

4.3 Use of Proceeds. The Company will use the proceeds from this transaction for its product development, commercialization, and general corporate purposes.

4.4 Replacement of Certificates. If any certificate or instrument evidencing the Securities is mutilated, lost, stolen, or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof (in the case of mutilation), or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft, or destruction. The applicant for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs (including customary indemnity) associated with the issuance of such replacement Securities and may be required to provide an indemnity in favor of the Company.

4.5 Right of Participation. For 18 months after the Closing, the Purchaser shall be given not less than 10 Business Days prior written notice of any proposed sale (the “Notice of Sale”) by the Company of its Common Stock or other equity or debt securities, except in connection with the (i) full or partial consideration for a strategic merger, acquisition, or license agreement by the Company, (ii) equity compensation issued or granted to employees, directors, or consultants, and (iii) exercise of any options or warrants or conversion of any convertible promissory notes that are outstanding as of the Closing Date, (collectively the foregoing are “Excepted Issuances”). The Purchaser shall have the right during the 10 Business Days following receipt of the Notice of Sale to participate in such offering upon the same terms offered to all other offerees.

ARTICLE V

MISCELLANEOUS

5.1 Fees and Expenses. At the Closing, the Company shall reimburse the Purchaser for its legal fees and expenses in an amount up to $5,000. Except as expressly set forth in the Transaction Documents to the contrary, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement.

5.2 Entire Agreement. The Transaction Documents contain the entire understanding of the parties with respect to the subject matter thereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

5.3 Notices. All notices (including any consent required of any party to the Transaction Documents) given or permitted to be provided pursuant to the Transaction Documents shall be in writing and shall be mailed by certified mail, delivered by professional courier or hand, or transmitted via email. The Purchaser may change the address that notices should be delivered to it by delivering a notice with the corrected information to the Company. The Company may change the address that notices should be delivered to it by delivering a notice with the corrected information to the Purchaser then a party to this Agreement. In each case, such corrected information to be effective only upon delivery of such notice. Except as otherwise expressly provided in the Transaction Documents, each such notice shall be effective on the date three days after the date of mailing or, if delivered by hand or professional courier, or transmitted via email with delivery receipt (or acknowledgement or confirmation which may be by electronic means), on the date of delivery, provided, however, that notices to the Company will be effective upon receipt.

6

5.4 Amendments; Waivers. No provision of the Transaction Documents may be waived, modified, supplemented or amended except by means of a written agreement signed, in the case of an amendment, by the Company and the Purchaser subject to such waiver, modification, supplement or amendment. No waiver of any default with respect to any provision, condition or requirement of the Transaction Documents shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement thereof, nor shall any delay or omission of any party to exercise any right thereunder in any manner impair the exercise of any such right.

5.5 Headings. The headings in the Transaction Documents are for convenience only, do not constitute a part of the Transaction Documents and shall not be deemed to limit or affect any of the provisions thereof.

5.6 Successors and Assigns. The Transaction Documents shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign the Transaction Documents or any rights or obligations thereunder without the prior written consent of the Purchaser (other than by merger). The Purchaser may assign any or all of its rights under this Agreement to any Person; provided that such assignment is approved by the Company, which approval shall not be unreasonably withheld, delayed or conditioned and such transferee agrees in writing to be bound by the provisions of the Transaction Documents that apply to the “Purchaser” and such transferee is able and makes the representations and warranties to the Company provided under Section 3.2.

5.7 Third-Party Beneficiaries. The Transaction Documents are intended for the benefit of the parties thereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision thereof be enforced by, any other Person.

5.8 Governing Law. The Transaction Documents are to be construed in accordance with and governed by the laws of the State of New York, without giving effect to the conflict of laws principles thereof.

5.9 Attorney Fees. If one or more parties shall commence an action, suit or proceeding to enforce any provision of the Transaction Documents, then the prevailing party or parties in such action, suit or proceeding shall be reimbursed by the other party or parties to such action, suit or proceeding for the reasonable attorneys’ fees and other costs and expenses incurred by the prevailing party or parties with the investigation, preparation and prosecution of such action, suit or proceeding.

5.10 Survival. The representations and warranties contained herein shall survive the Closing and the delivery of the Securities for the applicable statute of limitations.

5.11 Counterparts and Execution. The Transaction Documents may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to each other party, it being understood that the parties need not sign the same counterpart. In the event that any signature is delivered by email delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such “.pdf” signature page was an original thereof.

7

5.12 Severability. If any term, provision, covenant or restriction of any Transaction Document is held by a court of competent jurisdiction to be invalid, illegal, void, or unenforceable, the remainder of the terms, provisions, covenants, and restrictions set forth therein shall remain in full force and effect and shall in no way be affected, impaired, or invalidated, and the parties thereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant, or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants, and restrictions without including any of such that may be hereafter declared invalid, illegal, void, or unenforceable.

5.13 Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day, then such action may be taken or such right may be exercised on the next succeeding Business Day.

5.14 Construction. The parties agree that each of them and/or their respective counsel have reviewed and had an opportunity to revise the Transaction Documents and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of the Transaction Documents or any amendments thereto.

[signature page follows]

8

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Cardax, inc.

By:
Name:
Title:

[Name of Purchaser]

By:
Name:
Title:

SCHEDULE A

Check and Wire Transfer Instructions

[provided separately]

SCHEDULE B

Certain Additional Risk Factors

In addition to the risk factors summarized in the Company’s SEC Filings, you should consider the following:

An investment in the Securities involves a high degree of risk. You should carefully consider the risks summarized in the Company’s SEC Filings, together with all of the other information provided to you in this Agreement, before making an investment decision. If any of the following risks actually occur, our business, financial condition or results of operations could suffer. In that case, the trading price of our shares of Common Stock could decline, and you may lose all or part of your investment. You should read the section entitled “Forward-Looking Statements” included in our SEC Filings for a discussion of what types of statements are forward-looking statements, as well as the significance of such statements.

The terms of this transaction and the purchase price for the Securities were not independently valued and may not be indicative of the future price of Common Stock.

Our board of directors determined the terms and conditions of this transaction, including the purchase price of the Securities. The purchase price of the Securities was not necessarily determined to be equal to the market price of the Common Stock on the OTCQB or the fair value of the Company. If you purchase the Securities, you may not be able to sell any of the Securities at or above the purchase price. The trading price of the Common Stock will be determined by the marketplace and will be influenced by many factors outside of the Company’s control, prevailing interest rates, investor perceptions, securities analyst research reports and general industry, geopolitical, and economic conditions. Publicly traded stocks, including stocks of pharmaceutical and nutraceutical companies, often experience substantial market price volatility. These market fluctuations might not be related to the operating performance of particular companies whose shares are traded. Accordingly, we cannot assure you that if you purchase the Securities you will later be able to sell any of the Securities at or above the purchase price.

The Securities are “Restricted Securities” under the Securities Act and there is no assurance they will be registered.

The Securities will be restricted securities under United States federal and applicable state securities laws. The Securities will be restricted securities unless and until the Securities are registered. Restricted securities may not be transferred, sold or otherwise disposed of in the United States, except as permitted under United States federal and state securities laws, pursuant to registration or an exemption therefrom. You should be prepared to hold the Securities for an indefinite period.

The Securities may not be sold unless, at the time of such intended sale, there is a current registration statement covering the resale of the securities or there exists an exemption from registration under the Securities Act, and such securities have been registered, qualified, or deemed to be exempt under applicable securities or “blue sky” laws in the state of residence of the seller or in the state where sales are being affected.

If there is not an effective registration statement covering the resale of the Securities, you will be precluded from disposing of such shares unless such shares may become eligible to be disposed of under the exemptions provided by Rule 144 under the Securities Act without restriction. If the Securities are not registered for resale under the Securities Act, or exempt therefrom, and registered or qualified under applicable securities or “blue sky” laws, or deemed exempt therefrom, the value of the Securities will be greatly reduced.

Insufficient Capital

There can be no assurance or guarantee that the Company will raise sufficient capital, through this transaction or otherwise, to meet the Company’s business objectives or fund its operations. The audited financial statements of the Company include a going concern qualification and the Company has significant liquidity issues, including that described in the SEC Filings. There can be no assurance that other obligations that are necessary for the Company will not be incurred or that the budgeted expenditures will not be subject to any material increase.

*****